Exhibit 10.7(b)


                                    BANK AGREEMENT



                    THIS BANK AGREEMENT, dated as of August 3, 1995 (as amended, modified or supplemented from time to time, the "Bank Agreement"), is by and among J&B Management Company, a New Jersey general partnership ("J&B"), and its affiliates; Leisure Centers, Inc., a corporation organized and existing under the laws of the State of Delaware, J&B Management Corp., Sulgrave Realty Corporation, and Wilmart Development Corp., each of which is a corporation organized and existing under the laws of the State of New Jersey (hereinafter J&B, Leisure Centers, Inc., J&B Management Corp., Sulgrave Realty Corporation and Wilmart Development Corp. are sometimes referred to collectively as the "Company" or the "Co-Obligors"), and The Bank of New York (the "Bank").

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

                    WHEREAS, the Company is issuing its Series 2 Bonds due April 15, 2003 (the "Bonds") pursuant to the Company's
          Confidential Private Placement Memorandum, as the same may be from time to time amended (the "Memorandum"); and

                    WHEREAS, the Company's private placement of the Bonds (the "Offering") will terminate on the earlier of (i) the date on which all the Bonds are sold or (ii) December 31, 1996 (the "Offering Termination Date"); and

                    WHEREAS, subscribers will purchase Bonds at a closing (the "Initial Closing") to be held when at least $500,000 principal amount of Bonds have been sold and, thereafter, from time to time (each, singly, an "Additional Closing," and, collectively, the "Additional Closings"), at the discretion of the Company, on such day or days as may be determined by the Company, as subscriptions are received and accepted (hereinafter the date of the Initial Closing and the date of any Additional Closing are each referred to as a "Closing Date"); and

                    WHEREAS, the Company desires to deliver to the Bank amounts received by the Company from subscribers for Bonds (each, singly, a "Purchaser," and, collectively, the "Purchasers"), in payment for the Bonds, which amounts shall be released to the Company at the Initial Closing and at each Additional Closing; and

                    WHEREAS, each Purchaser shall be entitled to receive, on a monthly basis prior to the Closing Date with respect to that Purchaser's Bonds, distributions representing interest accrued on that Purchaser's subscription payment at a rate of 12.375% per annum; and

                    WHEREAS, the Company desires to establish an interest bearing escrow fund to be called the J&B Management Company Series 2 Bond Escrow Fund Account (the "Fund") with the Bank; and

                    WHEREAS, each Purchaser shall be entitled to receive, on a monthly basis after the Closing Date with respect to that Purchaser's Bonds, interest on his Bond at the rate of 12.375% per annum; and

                    WHEREAS, the Company wishes to appoint the Bank as Escrow Agent, Authenticating Agent, Paying Agent, Registrar and Transfer Agent with respect to the Bonds and the Bank is willing to accept such appointments upon the terms and conditions hereinafter set forth;

                    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                    Section 1.  Escrow Agent.
                                ------------

                    Section 1.1  Appointment.
                                 -----------
                                               The Company hereby appoints
          and designates the Bank as Escrow Agent for the purposes set forth in this Section 1, and the Bank hereby accepts such appointment.

                    Section 1.2  Escrow.
                                 ------
                                          The Company shall from time to
          time deliver amounts received from Purchasers in payment for the Bonds ("Subscription Payments") to the Bank. The Bank shall deposit the Subscription Payments in the Fund to be established in the Company's name for this purpose by the Bank. Subscription Payments delivered for deposit in the Fund shall be invested in short term certificates of deposit (including certificates of deposit issued by the Bank), A-1 commercial paper, P-1 commercial paper, interest bearing money market accounts, all as specified in writing by the Company and held in trust for the benefit of Purchasers. In the event the Company should fail to so specify, Subscription Payments delivered for deposit in the Fund shall be invested in the Bank's Deposit Reserve, an interest-bearing
          account, for the benefit of the Purchasers.   The Bank is not
          responsible for interest, losses, taxes or other charges on investments. All checks delivered to the Bank for deposit in the Fund shall be payable to the order of "J&B Management Company - Escrow Account." Concurrently with such delivery, the Company shall deliver to the Bank a statement of the name, mailing address and tax identification number of each Purchaser whose Subscription Payment is being delivered, and a schedule listing the aggregate Bonds and aggregate cumulative Subscription Payments to date delivered for deposit in the Fund. For the purposes of this Bank Agreement, the Company is authorized to make deposits and give instructions as to investments of deposits and otherwise, as contemplated in this Bank Agreement, to the Bank.

                    Section 1.3  Interest.
                                 --------
                                            During the period (the "Escrow
          Period") commencing upon the date that any Purchaser's Subscription Payment constitutes Cleared Funds (as defined in
          Section 1.11 hereof) and ending on the day immediately preceding the Closing Date with respect to that Purchaser's Bonds, interest will accrue on that Purchaser's Subscription Payment at a rate of 12.375% per annum, computed on the basis of a year of 360 days consisting of 12 thirty day months. Interest shall be payable on the fifteenth day of each month if such day is a Business Day.
          If such day is not a Business Day, then the next Business Day shall be deemed the Interest Payment Date (each, an "Interest Payment Date"). Four Business Days prior to each such Interest Payment Date, the Bank shall give the Company written notice of the difference between the amount of interest which will be payable on Subscription Payments on such Interest Payment Date and the amount of interest accruing on the Fund which will be available for such payment on such Interest Payment Date. Not later than 11:30 a.m. (New York time) on such Interest Payment Date, the Company shall deposit with the Bank the amount of such difference. On each Interest Payment Date, the Bank shall pay interest which is due and payable to the respective Purchasers by mailing its check in the appropriate amount to each Purchaser by first class mail to the Purchaser's mailing address provided to the Bank pursuant to Section 1.2 hereof. In the event that the Company shall default in its payment obligations to the Bank under this Section 1.3, the Bank shall mail its check in the amount of each Purchaser's pro rata share of interest earned and paid on the Fund's assets as provided in this Section 1.3. For purposes of this Bank Agreement, "Business Day" shall mean any day other than a day on which the Bank is authorized to remain closed in New York City.

                    Section 1.4  The Initial Closing and Additional
                                 ----------------------------------
          Closings.
          --------
                     Upon the scheduling of the Initial Closing and each Additional Closing, the Company shall give written notice thereof to the Bank not less than one (1) Business Day prior to the date scheduled for each such closing.

                    Section 1.5  Cancellation.
                                 ------------
                                                The Company shall give the
          Bank notice of any Purchaser who cancels his Subscription prior to his Closing Date or whose Subscription Payment was deposited pursuant to Section 1.2 but whose Subscription is rejected, setting forth the name and mailing address of the Purchaser and the amount of the rejected or cancelled subscription. As promptly as practicable thereafter, the Bank shall pay the amount of the cancelled or rejected subscription from the Fund to the Purchaser whose Subscription was cancelled or rejected as directed by the Company. Any interest earned thereon and not theretofore distributed pursuant to Section 1.3 hereof shall be paid to the Purchaser in accordance with Section 1.3 hereof. Payment shall be made by check payable to the Purchaser mailed by the Bank by first class mail directly to the Purchaser at the mailing address of the Purchaser.

                    Section 1.6  Payment.
                                 -------
                                           (a)  The Bank, at the Initial
          Closing and each Additional Closing, upon written instruction from either Mr. John Luciani and Mr. Bernard M. Rodin, as the sole partners and owners of the Company, shall transfer to the Company or to such third party or parties as may be directed by Mr. Luciani or Mr. Rodin the Cleared Funds then held in the Fund by the Bank. Any interest earned thereon and not theretofore distributed in accordance with Section 1.3 hereof shall be paid to the Purchasers in accordance with Section 1.3 hereof.

                    (b) In the event that the Bank should receive written instructions as contemplated in subparagraph (a) above from any one other than Mr. Luciani or Mr. Rodin, regardless of whether that person is an employee, agent or representative of the Company, those instructions are to be deemed to be invalid and contrary to the intent of this Bank Agreement.

                    Section 1.7  Fees and Expenses.
                                 -----------------
                                                     In addition to the
          fees set forth in Section 7.3 hereof, the Bank shall be entitled to an administration fee as compensation for its services under this Section 1 in the amount of $5,000 payable (i) upon the execution and delivery of this Bank Agreement and (ii) subject to an adjustment as provided in the next succeeding sentence of this
          Section 1.7, on the first anniversary date of this Bank Agreement, provided however, that the Bank shall not be entitled to payment of an administration fee on such first anniversary date if all of the Bonds have been sold prior thereto. In the event the Offering terminates prior to December 31, 1996, the Company shall be entitled to a refund payable ten days after the Offering Termination Date, of that portion of the administration fee paid to the Bank on the first anniversary date of the Bank Agreement, in an amount calculated as the difference between
          (a) $5,000 and (b) the product of (x) $5,000 and (y) a fraction, the numerator of which is the number of days between the first anniversary date of this Bank Agreement and the Offering Termination Date, inclusive, and the denominator of which is 365. In no event shall the Bank be entitled to payment of an administration fee, as provided for in this Section 1.7, following the Offering Termination Date. The Company shall also pay the Bank $5 for the preparation and execution of each Purchaser's account including the calculation of interest accrued; $1 for the preparation of each Purchaser's 1099 tax form; $25 for each investment transaction in the Fund; $25 for each returned "bounced" check of a Purchaser; and $500 for each Additional Closing, payable within 10 days after the Bank gives the Company notice that any such amounts are due and payable. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company for the issuance of checks or wire transfers to make monthly payments of accrued interest on Subscription Payments. No additional fee will be payable with respect to wire transfers of and unreturned checks for Subscription Payments. In addition, the Company shall reimburse the Bank for other actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 1 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Amounts held in the Fund shall not be available to satisfy this obligation or any other obligation of the Company to the Bank. The provisions of this Section 1.7 shall survive the - termination of this Bank Agreement.

                    Section 1.8  Termination of Offering.
                                 -----------------------
                                                           If the Offering
          should be terminated, the Company shall promptly so advise the Bank in writing, and shall authorize and direct the Bank to return the Subscription Payments to the Purchasers. The Bank thereupon shall return those Subscription Payments to the extent they have not been distributed per Section 1.6 to the Purchasers from whom they were received. Any interest earned on the Subscription Payments and not theretofore distributed pursuant to
          Section 1.3 hereof shall be paid in accordance with Section 1.3 hereof. Upon paying such disbursements to the Purchasers and the Company, the Bank shall be relieved of all of its obligations and liabilities under this Bank Agreement.

                    Section 1.9  Form 1099, etc.
                                 ---------------
                                                  In compliance with the
          Internal Revenue Code of 1986, as amended, the Company shall request that each Purchaser furnish to the Bank such Purchaser's taxpayer identification number and a statement certified under penalties of perjury that (a) such taxpayer identification number is true and correct and (b) the Purchaser is not subject to withholding of 31% of reportable interest, dividends or other payments.

                    Section 1.10  Uncollected Funds.
                                  -----------------
                                                      In the event that any
          funds, including Cleared Funds, deposited in the Fund prove uncollectible after the funds represented thereby have been released by the Bank pursuant to this Bank Agreement, the Company shall reimburse the Bank upon request for the face amount of such check or checks; and the Bank shall, upon instruction from the Company, deliver the returned checks or other instruments to the Company. This section shall survive the termination of this Bank Agreement.

                    Section 1.11  Cleared Funds.
                                  -------------
                                                  For the purpose of this
          Bank Agreement, Subscription Payments shall constitute "Cleared Funds" in accordance with the following:

                    (a) if paid by wire transfer, such funds shall constitute Cleared Funds on the date received by the Bank;

                    (b) if paid by check drawn on a New York Clearing House Bank, such funds shall constitute Cleared Funds on the second Business Day following the date received by the Bank; and

                    (c) if paid by check drawn on any bank other than a New York Clearing House Bank, such funds shall constitute Cleared Funds on the third Business Day following the date received by the Bank.

                    Section 2.  Execution.
                                ---------
                                            The Bonds shall be executed on
          behalf of the Company by the manual or facsimile signature of a partner or officer of the Company. All such facsimile signatures shall have the same force and effect as if the partner or officer had manually signed the Bonds. In case any partner or officer of the Company whose signature shall appear on a Bond shall cease to be such partner or officer before the delivery of such Bond or the issuance of a new Bond following a transfer or exchange, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such partner or officer had remained a partner or officer until delivery.

                    Section 3.  Authenticating Agent.
                                --------------------

                    Section 3.1  Appointment.
                                 -----------
                                               The Company hereby appoints
          and designates the Bank as Authenticating Agent for the purposes set forth in this Section 3, and the Bank hereby accepts such appointment.

                    Section 3.2  Authentication.
                                 --------------
                                                  Only such Bonds as shall
          have the Certificate of Authentication endorsed thereon in substantially the form set forth in the form of Bond attached to the Memorandum, duly executed by the manual signature of an authorized signatory of the Bank, shall be entitled to any right or benefit under this Bank Agreement. No Bonds shall be valid or obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Bank; and such executed certificate upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Bank Agreement. The Certificate of Authentication on any Bond shall be deemed to have been executed by the Bank if signed by an authorized signatory of the Bank, but it shall not be necessary that the same person sign the Certificate of Authentication on all of the Bonds.

                    Section 4.  Mutilated, Lost, Stolen or Destroyed Bonds.
                                ------------------------------------------
          Subject to applicable law, in the event any Bond is mutilated, lost, stolen or destroyed, the Company may authorize the execution and delivery of a new Bond of like date, number, maturity and denomination as that mutilated, lost, stolen or destroyed, provided, however, that in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the - Company, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Company and the Bank, evidence of the ownership thereof and of such loss, theft or destruction satisfactory to the Company and the Bank, together with indemnification through a bond of indemnity or otherwise as shall be satisfactory to the Company and the Bank. The Company may charge the Purchaser of such Bond with any amounts satisfactory to the Company and the Bank and permitted by applicable law.

                    Section 5.  Registrar and Transfer Agent.
                                ----------------------------

                    Section 5.1  Appointment.
                                 -----------
                                               The Company hereby appoints
          and designates the Bank as Registrar and Transfer Agent for the purposes set forth in this Section 5, and the Bank hereby accepts such appointment.

                    Section 5.2  Registration, Transfer and Exchange of
                                 --------------------------------------
          Bonds.
          -----
                  The Bonds are issuable only as registered Bonds without coupons in the denomination of $100,000 or any multiple or any fraction thereof at the sole discretion of the Company. Each Bond shall bear the following restrictive legend: "These securities have not been registered under the Securities Act of 1933, as amended, and may be offered and sold or otherwise transferred only if registered pursuant to the provisions of that Act or if an exemption from registration is available." The Bank shall keep at its principal corporate trust office a register in which the Bank shall provide for the registration and transfer of Bonds. Upon surrender for registration of transfer of any Bond at such office of the Bank, the Company shall execute, pursuant to Section 2 hereof, and mail by first class mail to the Bank, and the Bank shall authenticate, pursuant to Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, one or more new Bonds in an aggregate principal amount equal to the unpaid principal amount of such surrendered Bond, registered in the name of the designated transferee or transferees. Every Bond presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Bond or his attorney duly authorized in writing. Notwithstanding the preceding, the Bonds may not be transferred without an effective registration statement under the Securities Act of 1933 covering the Bonds or an opinion of counsel satisfactory to the Company and its counsel that such registration is not necessary under the Securities Act of 1933 (the "Securities Act"). At the option of the owner of any Bond, such Bond may be exchanged for other Bonds of any authorized denominations, in an aggregate principal amount equal to the unpaid principal amount of such surrendered Bond, upon surrender of the Bond to be exchanged at the principal corporate trust office of the Bank; provided, however, that any exchange for denominations other than $100,000 or an integral multiple thereof shall be at the sole discretion of the Company. Whenever any Bond is so surrendered for exchange, the Company shall execute, pursuant to Section 2 hereof, and deliver to the Bank, and the Bank shall authenticate, pursuant to Section 3 hereof, and mail by first class mail to the designated transferee, or transferees, the Bond or Bonds which the Bond owner making the exchange is entitled to receive. Any Bond or Bonds issued in exchange for any Bond or upon transfer thereof shall be dated the date to which interest has been paid on such Bond surrendered for exchange or transfer, and neither gain nor loss of interest shall result from any such exchange or transfer. In addition, each Bond issued upon such exchange or transfer shall bear the restrictive legend set forth above unless in the opinion of counsel to the Company, such legend is not required to ensure compliance with the Securities Act.

                    Section 5.3  Owner.
                                 -----
                                         The person in whose name any Bond
          shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of or interest on such Bond shall be made only to or upon the order of the registered owner thereof or his duly authorized legal representative. Such registration may be changed only as provided in this Section 5, and no other notice to the Company or the Bank shall affect the rights or obligations with respect to the transfer of a Bond or be effective to transfer any Bond. All payments to the person in whose name any Bond shall be registered shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums to be paid.

                    Section 5.4  Transfer Agent.
                                 --------------
                                                  The Bank shall send
          executed, authenticated Bonds to Purchasers on Closing Dates as required and to subsequent owners and transferees who are entitled to receive Bonds pursuant to the terms of this Bank Agreement, by first class mail.

                    Section 5.5  Charges and Expenses.
                                 --------------------
                                                        No service charge
          shall be made for any transfer or exchange of Bonds, but in all cases in which Bonds shall be transferred or exchanged hereunder, as a condition to any such transfer or exchange, the owner of the Bond shall, prior to the delivery of any new Bond pursuant to such transfer or exchange, reimburse the Company and the Bank for their respective actual out-of-pocket expenses incurred in connection therewith (including, but not limited to, any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records, and reasonable fees and expenses of their respective counsel). The provisions of this Section 5.5 shall survive the termination of this Bank Agreement.

                    Section 5.6  Redemption at the Option of the Company.
                                 ---------------------------------------

                    (a) Whenever the Company shall effect a redemption at the option of the Company, at any time in its sole and absolute discretion, of part or all of the Bonds, which shall be without premium or penalty, the Company shall give written notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all the relevant details thereof. The Bank shall give written notice to the Purchasers of that redemption at least thirty (30) days prior to the date set forth for redemption in the form included herewith as Exhibit A. The Bank shall register the cancellation of the whole or a portion of the unredeemed Bonds, as appropriate. In any event, new Bonds will not be issued to reflect the non-redeemed portion of the Bonds. No interest shall be payable on the redeemed portion of a Bond from and after the date of redemption.

                    (b) The Bank hereby acknowledges that the Company may effect a redemption at the option of the Company, at any time in its sole and absolute discretion, of part or all of the Bonds without premium or penalty.

                    Section  5.7  Mandatory Redemption.
                                  --------------------
                                                         The Company shall
          be obligated to redeem the Bonds on a pro rata basis as follows:
                                                --------
          50% of the original principal amount of the Bonds on October 15, 2002 and 50% of the original principal amount of the Bonds on April 15, 2003. Whenever the Company shall effect a mandatory redemption, the Company shall give written notice thereof to the Bank at least forty (40) days prior to the date set forth for redemption, the manner in which redemption shall be effected and all relevant details thereof. The Bank shall give written notice to the Purchasers of that redemption at least thirty (30) days prior to the date set forth for redemption in the form included herewith as Exhibit B. The Bank shall register the cancellation of the whole or 50% of the original principal amount of the redeemed Bonds, as appropriate. In any event, new Bonds will not be issued to reflect the non-redeemed portion of the Bonds.

                    Section 6.  Paying Agent.
                                ------------

                    Section 6.1  Appointment.
                                 -----------
                                               The Company hereby appoints
          and designates the Bank as Paying Agent for the purposes set forth in this Section 6, and the Bank hereby accepts such appointment.

                    Section 6.2  Payment Provisions.
                                 ------------------

                    (a) The Bank shall pay interest on Subscription Payments and principal of and interest on the Bonds to the persons in whose names the Bonds are registered, subject to the limitations contained in Section 5.6(a), Section 5.7 and in accordance with the terms and provisions of this Bank Agreement and the Bonds, by check mailed by first class mail to the registered owner of a Bond at his address as it appears in the register; provided that not later than 11:30 a.m. (New York time) on the Interest Payment Date or date on which principal of any Bond is due and payable, the Company shall provide the Bank with sufficient funds to make those payments.

                    (b) Each Purchaser shall be entitled to receive with respect to that Purchaser's Bonds, interest from the Closing Date through April 15, 2003.

                    Section 6.3  Expenses.
                                 --------
                                            The Company shall reimburse the
          Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 6 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy and retention of records), payable within ten (10) days after the Bank gives notice to the Company that it has incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. Notwithstanding anything herein to the contrary, the Bank shall not charge the Company any fees for the issuance of checks or wire transfers to make payments of interest on or repayments of principal of the Bonds. The provisions of this Section 6.3 shall survive the termination of this Bank Agreement.

                    Section 7.  Rights and Duties of Bank.
                                -------------------------

                    Section 7.1  Duties of the Bank.
                                 ------------------

                    (a) Upon the occurrence and continuation of an Event of Default, the Bank shall declare the entire outstanding aggregate principal balance of all the Bonds plus all accrued interest due and immediately payable.

                    (b) In the event that the Company shall default on its payment obligations to the Bank under this Bank Agreement, the Bank shall be entitled to institute action against the Company, jointly or severally, to collect payment under this Bank Agreement.

                    Section 7.2  Events of Default.
                                 -----------------

                    If any of the following events (an "Event of Default") shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                         (i) the Company defaults in the payment of any part of the principal of any Bond when the same shall become due and payable, and such default shall have continued for more than 30 days; or

                         (ii) the Company defaults in the payment of any
                    part of the interest on any Bond when the same shall become due and payable, and such default shall have continued for more than 15 days;

          then, the Bank, upon instruction by the owners of at least 50% of the principal amount of the Bonds, by notice to the Company, or the owners of at least 75% of the principal amount of the Bonds, by notice to the Company and to the Bank, may declare the entire principal of and accrued interest on all Bonds to become immediately due and payable at par without presentment, demand, protest or other notice of any kind, all of which are waived by the Company.

                    Section 7.3  Fees and Expenses.
                                 -----------------
                                                     In addition to the
          administration fee set forth in Section 1.7 hereof, the Bank shall be entitled to compensation for its services under this
          Section 7 in the amount of $2,500 as an acceptance fee, payable upon execution and delivery of this Bank Agreement; and administrative fees, payable annually on the anniversary date of this Bank Agreement, based upon the aggregate principal amount of outstanding Bonds ten days prior to the anniversary date, in the following amounts:

                 $   500,000 to $ 1,000,000 outstanding . . $2,500.00
                 $ 1,000,001 to $ 2,000,000 outstanding . . $3,000.00
                 $ 2,000,001 to $ 3,000,000 outstanding . . $4,000.00
                 $ 3,000,001 to $ 4,000,000 outstanding . . $5,000.00
                 $ 4,000,001 to $ 5,000,000 outstanding . . $6,000.00
                 $ 5,000,001 to $ 6,000,000 outstanding . . $7,000.00
                 $ 6,000,001 to $ 7,000,000 outstanding . . $8,000.00
                 $ 7,000,001 to $ 7,500,000 outstanding . . $8,500.00


          The Company shall reimburse the Bank for its actual out-of-pocket expenses incurred in connection with its obligations pursuant to this Section 7 (including, but not limited to, actual expenses for stationery, postage, telephone, telex, wire transfers, telecopy, retention of records, and the filing of Financing Statements, and reasonable fees and expenses of counsel), payable within ten (10) days after the Bank gives notice to the Company that it incurred such expenses. The obligation to pay such compensation and reimburse such expenses shall be borne solely by the Company. The provisions of this Section 7.3 shall survive the termination of this Bank Agreement.

                    Section 7.4  Other Rights and Duties of Bank.
                                 -------------------------------

                    (a) The Bank need exercise only those rights and need perform only those duties that are contemplated or specifically set forth in this Bank Agreement and no others.

                    (b) Notwithstanding anything herein to the contrary, the Bank may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct except that

                      (i) This paragraph does not limit the effect of paragraph (a) of this Section.

                     (ii) The Bank shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a notice received by it pursuant to the subscription agreements executed by the Purchasers in connection with the purchase of the Bonds.

                    (c) The Bank may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Bank need not investigate any fact or matter stated in the document.

                    (d) Before the Bank acts or refrains from acting, it may require an officer's certificate or an opinion of counsel. The Bank shall not be liable for any action it takes or omits to take in good faith in reliance on the certificate or opinion.

                    (e) The Bank may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                    Section 8.  No Representations.
                                ------------------
                                                     The Bank makes no
          representation as to the validity or adequacy of this Bank Agreement or the Bonds or any Financing Statement delivered to it by J&B or the Bank's filing of any such Financing Statement with any governmental authority; it shall not be accountable for the Company's use of the proceeds from the Bonds and it shall not be responsible for any statement in the Memorandum or in the Bonds other than its authentication.

                    Section 9.  Indemnification.
                                ---------------
                                                  The Company shall
          indemnify, defend and hold the Bank harmless from and against any and all loss, damage, liability, claim and expense, including taxes (other than taxes based on the income of the Bank) incurred by the Bank arising out of or in connection with its acceptance or performance of its obligations under this Bank Agreement, including the legal costs and expenses of defending itself against any claim or liability in connection with its performance under this Bank Agreement. The Bank shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Bank shall cooperate in the defense. The Bank may have separate counsel and shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Bank through gross negligence or bad faith. The provisions of this Section 9 shall survive the termination of this Bank Agreement.

                    Section 10.  Replacement of Bank.
                                 -------------------

                    (a) A resignation or removal of the Bank and appointment of a successor bank shall become effective only upon the successor bank's acceptance of appointment as provided in this Section 10.

                    (b) The Bank may resign by so notifying the Company. The Company may remove the Bank if:

                      (i)     the Bank is adjudged a bankrupt or an
                    insolvent;

                     (ii) a receiver or public officer takes charge of the Bank or its property; or

                    (iii)     the Bank becomes incapable of acting.

                    (c)(i) If the Bank resigns or is removed, the Company shall promptly appoint a successor bank.


                     (ii) A successor bank shall deliver a written acceptance of its appointment to the retiring Bank and the Company. Thereupon the resignation or removal of the retiring Bank shall become effective and the successor bank shall have all the rights, powers and duties of the Bank under this Bank Agreement. The successor bank shall mail a notice of its succession to Bond owners. Upon payment to the retiring Bank of all amounts owed to it under this Bank Agreement, the retiring Bank shall promptly transfer all property held by it under the terms of this Bank Agreement.

                    (d) If the Bank consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor bank.

                    Section 11.  Notices.
                                 -------
                                           All notices and other
          communications pursuant to this Bank Agreement shall be in writing, subject to the terms of Section 1.6 hereof, and shall be delivered by hand or sent by registered, certified, return receipt requested, or first class mail, or by facsimile, confirmed by writing, delivered by hand or sent by registered, certified, return receipt requested, or first class mail delivered or sent on the date of the facsimile, addressed as follows:

                    (a)  If to the Company:

                         J&B Management Company
                         One Executive Drive
                         Fort Lee, New Jersey  07024
                         Facsimile Number:  (201) 947-6663
                         Attention:     Gary Hoffson

                         With a copy to:

                         Reid & Priest LLP
                         40 West 57th Street
                         New York, New York  10019
                         Facsimile Number:  (212) 603-2298
                         Attention:     Michele R. Jawin, Esq.

                    (b)  If to Bond owners:

                         At the addresses of the registered owners appearing in the register maintained by the Bank.

                    (c)  If to Bank:

                         The Bank of New York
                         101 Barclay Street
                         New York, New York  10286
                         Facsimile Number:  (212) 815-5999
                         Attention:     Peter Lagatta,
                                        Corporate Trust
                                        Trustee Administration

          or at such other address as a party shall have last furnished to the other parties hereto in writing. Any notice provided for herein shall be deemed to have been given on the date of the receipt of the notice by hand delivery or of the facsimile or the third Business Day after the date of mailing, certified mail, return receipt requested.

                    Section 12.  Choice of Law.
                                 -------------
                                                 This Bank Agreement shall
          be governed by the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                    Section 13.  Prior Agreements; Amendment.
                                 ---------------------------
                                                               This Bank
          Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, contracts, promises, representations, warranties, statements, arrangements and understandings, if any, among the parties hereto or their representatives with respect to the subject matter hereof. No waiver, modification or amendment of any provision, term or condition hereto shall be valid unless in writing and signed by all parties hereto, and any such waiver, modification or amendment shall be valid only to the extent therein set forth.

                    Section 14.  Successors.
                                 ----------
                                              This Bank Agreement shall be
          binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                    Section 15.  Enforceability.
                                 --------------
                                                  Any provision of this
          Bank Agreement which may by determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                    Section 16.  Counterparts.
                                 ------------
                                                This Bank Agreement may be
          executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    Section 17.  Use of The Bank of New York Name.
                                 --------------------------------

                    (a) No printed or other material in any language, including prospectuses, notices, reports, and promotional materials which mentions the Bank by name or the rights, powers, or duties of the Bank under this Bank Agreement shall be issued by any of the other parties hereto, or on such party's behalf, without the prior written consent of the Bank.

                    (b) Notwithstanding the above, the Bank hereby consents to the use of its name and its rights, powers and duties under this Bank Agreement in the Memorandum and any notices and reports required under applicable Federal and state securities laws in connection therewith. In addition, the Bank hereby consents to the use of its name and its rights, powers, and duties under this Bank Agreement in the promotional material included herewith as Exhibit C.





                              [INTENTIONALLY LEFT BLANK]


                    Section 18.  Definitions.
                                 -----------
                                               All terms used in this Bank
          Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Memorandum.

                    IN WITNESS WHEREOF, the parties hereto have executed this Bank Agreement as of the date first above written.

          J&B MANAGEMENT COMPANY                 THE BANK OF NEW YORK


          By: /s/ Bernard M. Rodin               By:  /s/ Illegible
             -------------------------              ----------------------
               Title: General Partner               Title:

          LEISURE CENTERS, INC.


          By: /s/ Bernard M. Rodin
              -------------------------
               Title: Vice President

          J&B MANAGEMENT CORP.


          By: /s/ Bernard M. Rodin
              -------------------------
               Title: Vice President

          SULGRAVE REALTY CORPORATION


          By: /s/ Bernard M. Rodin
              -------------------------
               Title: Vice President

          WILMART DEVELOPMENT CORP.


          By: /s/ Bernard M. Rodin
              -------------------------
               Title: Vice President

                                                              EXHIBIT A
                                                          TO BANK AGREEMENT

                                   [FORM OF NOTICE]


                            NOTICE OF VOLUNTARY REDEMPTION
                            ------------------------------

                                          of

                       J&B Management Company and affiliates:
                 J&B Management Corp., Sulgrave Realty Corporation,
                Wilmart Development Corp., and Leisure Centers, Inc.
                              12.375% Bonds -- Series 2



                    To holders of J&B Management Company and affiliates:
          J&B Management Corp., Sulgrave Realty Corporation, Wilmart Development Corp., and Leisure Centers, Inc. (the "Company") 12.375% Bonds due April 15, 2003 -- Series 2 (the "Bonds"):

                    NOTICE is hereby given by The Bank of New York (the "Bank"), as paying agent for the Bonds, that, pursuant to the voluntary redemption provision of Section 5.6 of the Bank Agreement between the Company and the Bank, dated [month] [day],
                                                             ------- -----
          [year], the Company has elected to redeem and pay off on  [month]
          ------                                                    -------
          [day], [year] (the "Redemption Date") [all] [a portion of] the
          -----  ------
          above mentioned Bonds then outstanding, in accordance with the terms of the Bonds, and that [all] [a portion of] the Bonds are called for redemption on the Redemption Date.

                    The redemption price on the Redemption Date shall be $_______. Interest on the Bonds so redeemed shall cease from and after the Redemption Date.



          Dated:  [month]  [day], [year]
                  -------  -----  ------

                                                   THE BANK OF NEW YORK

                                                             EXHIBIT B
                                                        TO BANK AGREEMENT

                                   [FORM OF NOTICE]

                            NOTICE OF MANDATORY REDEMPTION
                            ------------------------------

                                          of

                       J&B Management Company and affiliates:
                 J&B Management Corp., Sulgrave Realty Corporation,
                Wilmart Development Corp., and Leisure Centers, Inc.
                               12.375% Bonds - Series 2



                    To holders of J&B Management Company and affiliates:
          J&B Management Corp., Sulgrave Realty Corporation, Wilmart Development Corp., and Leisure Centers, Inc. (the "Company") 12.375% Bonds due April 15, 2003 -- Series 2 (the "Bonds"):

                    NOTICE is hereby given by The Bank of New York (the "Bank"), as paying agent for the Bonds, that, pursuant to the mandatory redemption provision of Section 5.6 of the Bank Agreement between the Company and the Bank, dated [month] [day],
                                                             ------- -----
          [year], the Company will redeem and pay off on  [month] [day],
          ------                                           ------- -----
          [year] (the "Redemption Date") __% of the above mentioned Bonds,
          ------
          in accordance with the terms of the Bonds, and that __% of the Bonds are called for redemption on the Redemption Date.

                    Interest on the Bonds so redeemed shall cease from and after the Redemption Date.



          Dated:  [month]  [day], [year]
                  -------  -----  ------


                                                   THE BANK OF NEW YORK

                                                              EXHIBIT C
                                                         TO BANK AGREEMENT


                           DRAFT OF PROMOTIONAL MATERIALS
                            TO BE USED IN CONNECTION WITH
                        THE 12.375% BONDS - SERIES 2 OFFERING